SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed
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/ / Fee paid previously with preliminary materials.

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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002




                                 March 21, 2001




Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 25, 2001, at 10:00 a.m., in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas 77002.

The accompanying Notice of Annual Meeting and Proxy Statement describe the formal matters to be acted upon at the meeting. In addition, we will discuss current matters concerning the future of the Company and review the Company's operations during the past year. At the conclusion of the formal meeting, an opportunity will be provided for questions and discussion by the shareholders. A record of the Company's activities for the year 2000 is contained in the Annual Report which accompanies this proxy material.

Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you now plan to attend the meeting, to promptly date, sign and return the enclosed proxy in the envelope furnished for that purpose. If you do attend the meeting, you may, if you wish, revoke your proxy and vote in person.

It is always a pleasure to meet with our shareholders, and I personally look forward to seeing as many of you as possible at the Annual Meeting.

                                   Sincerely,




                                   /s/ DONALD W. CLAYTON
                                   DONALD W. CLAYTON
                                   Chairman of the Board

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD WEDNESDAY, APRIL 25, 2001



To the Shareholders of Howell Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Howell Corporation, a Delaware corporation, will be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas, on Wednesday, April 25, 2001, at 10:00 a.m. local time, for the following purposes:

      1. to elect three members to the Board of Directors to serve for a three-year term as Class I Directors;

      2. to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2001; and

      3. to transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on February 28, 2001, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. A list of all shareholders entitled to vote is on file at the principal offices of the Company, 1111 Fannin, Suite 1500, Houston, Texas, and will be available for inspection by any shareholder during the meeting.

So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.



                                   By  Order   of  the   Board  of Directors,




                                   /s/ ROBERT T. MOFFETT
                                   ROBERT T. MOFFETT
                                   Vice President,
                                   General Counsel
                                   and Secretary
March 21, 2001

                               HOWELL CORPORATION
                             1111 Fannin, Suite 1500
                              Houston, Texas 77002



                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 25, 2001

Solicitation and Revocability of Proxies

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Howell Corporation ("Company") to be used at the Annual Meeting of Shareholders to be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas on Wednesday, April 25, 2001, at 10:00 a.m. local time, and at any and all adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to the shareholders on or about March 21, 2001.

   Unless otherwise indicated thereon, proxies in the accompanying form which are properly executed and duly returned to the Company and which are not revoked will be voted:

      1. for each of the three nominees for director to serve a three-year term as Class I Directors; and

      2. for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2001.


   Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; brokers' shares held in "street name" and not voted by them will not be counted in tabulating votes. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The Board of Directors is not presently aware of other proposals that may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be the best interests of the Company and its shareholders. The proxy also confers on persons named therein, discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company prior to February 24, 2001.

   The cost of soliciting proxies will be borne by the Company. In addition to the Company's solicitation by mail, proxies may be solicited personally or by telephone by the management of the Company. The Company may request brokerage houses or other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the shares held of record by such persons and will reimburse them for their reasonable forwarding expenses.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by executing and delivering a later-dated proxy, or by appearing and voting in person at the meeting.

Voting Securities and Record Date

   The Board of Directors of the Company has fixed the close of business on February 28, 2001, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shares held by brokers and not voted by them ("broker non-votes") and abstentions will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The issued and outstanding voting securities of the Company as of the Record Date consist of 5,535,733 shares of common stock, $1.00 par value per share ("Common Stock") each of which is entitled to one vote. Shares of Common Stock are not entitled to cumulative voting rights in the election of Directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be necessary to constitute a quorum at the Annual Meeting.

   Assuming the presence of a quorum of the Common Stock, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of Directors and for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2001. Abstentions will have the effect of negative votes on these proposals.

   The Company also has issued and outstanding, as of the Record Date, 690,000 shares of $3.50 convertible preferred stock, par value $1.00 per share ("Series A Preferred Stock"). Holders of the Series A Preferred Stock are not entitled to vote with respect to any matter referred to in this Proxy Statement.

Item 1.  Election of Directors

   The Company's Board of Directors is divided into three classes, each elected to serve for a term of three years. The Board of Directors, in accordance with the Company's Certificate of Incorporation, has established that there shall be three Class I Directors, three Class II Directors and three Class III Directors.

   The three nominees for Class I Directors are Paul N. Howell, Donald W. Clayton and Richard K. Hebert. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of these three nominees unless otherwise indicated thereon. Each of the nominees is now a Director of the Company and is standing for reelection. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of Director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board of Directors may recommend. The Company does not consider security holder nominations.

Directors to be Elected at the Meeting

   Set forth below is certain information regarding each of the three nominees for election as a Director.

                             Occupation, Experience and       Director
Name and Age                        Directorships              Since
------------                        -------------              -----

Paul N. Howell....     Retired.   Chief  Executive  Officer     1955
Age:  82                  of the  Company  from 1955 to May
                          1997.  Formerly  Chairman  of the
                          Board of the  Company  from  1978
                          to  1995.  Director  of  Lodestar
                          Logistics Corporation.
Donald W. Clayton.     Chairman  of the  Company  since May     1997
Age:  64                  1997;  Chief  Executive   Officer
                          from May 1997 to  December  2000.
                          From 1993 to 1997,  was  co-owner
                          and  President of Voyager  Energy
                          Corp.,  a privately  held oil and
                          gas exploration  company.  Served
                          as  President   and  Director  of
                          Burlington  Resources,  Inc.  and
                          President  and  Chief   Executive
                          Officer  of  Meridian  Oil,  Inc.
                          Prior  to  that,  he was a senior
                          executive   with   Superior   Oil
                          Company.
Richard K. Hebert.     President   and   Chief    Executive     1997
Age:  49                  Officer  of  the  Company   since
                          January 2001; President and Chief
                          Operating  Officer from  May 1997
                          to December  2000.  From  1993 to
                          1997,  was  co-owner  and   Chief
                          Executive  Officer   of   Voyager
                          Energy Corp.,  a  privately  held
                          oil  and gas exploration company.
                          Served    as    Executive    Vice
                          President  and   Chief  Operating
                          Officer  of Meridian Oil,   Inc.,
                          now Burlington   Resources,  Inc.
                          Prior to that,  served in various
                          engineering    and     management
                          positions    with    Mobil    Oil
                          Corporation, Superior Oil Company
                          and Amoco Production Company.

   The Board of Directors of the Company has unanimously approved the election of the nominees and recommends a vote "FOR" the election of the nominees for Class I Directors.

Directors Whose Term Extends Beyond the Meeting

   Set forth below is certain information regarding each of the Directors whose term extends beyond the meeting. The Class II
Directors with terms expiring in 2002 are Robert M. Ayres, Jr., Ronald E. Hall and Otis A. Singletary. The Class III Directors with terms expiring in 2003 are Paul W. Murrill, Ken C. Tamblyn and Khoi V. Tran.

                             Occupation, Experience and       Director
Name and Age                        Directorships              Since
------------                        -------------              -----

Robert M. Ayres, Jr.   Financial  consultant  for more than     1991
Age:  74                  five years.  Vice  Chancellor and
                          President  Emeritus,   University
                          of  the  South.  Director:  James
                          Avery Craftsman, Inc.
Ronald E. Hall....     Retired.  Chairman  of the  Board of     1995
Age:  68                  the  Company  from  1995  to  May
                          1997.  Formerly   President   and
                          Chief Executive Officer  of CITGO
                          Petroleum      Corporation,     a
                          refining,       marketing     and
                          distribution  company,  from 1985
                          to 1995. Director of  CITGO  from
                          1990 to 1995.

   Paul W. Murrill...  Professional  Engineer for more than     1994
Age:  66                  five  years.  Chairman  and Chief
                          Executive  Officer of Gulf States
                          Utilities   Company,   a   public
                          utility,   from   1982  to  1987.
                          Director:   Entergy  Corporation,
                          Tidewater,  Inc., DTM Corporation
                          and ChemFirst Inc.

Otis A. Singletary     President  Emeritus,  University  of     1977(1)
Age:  79                  Kentucky since 1987.

Ken C. Tamblyn....     Retired.  Executive  Vice  President     2000(2)
Age:  57                  and Chief  Financial  Officer  of
                          Tidewater, Inc., from 1992  until
                          August 2000.

Khoi V. Tran......     Retired.  Commercial  Manager of the     2000
Age:  58                  International   Exploration   and
                          Production Division of Pennzoil /
                          PennzEnergy from 1992 until 1999.
Compensation of Directors

   Each member of the Board of Directors who is not an employee of the Company receives a $5,000 quarterly retainer fee. Members receive $1,000 for attending Audit Committee meetings. Members of the other committees receive attendance fees of $1,000 per meeting for attending the meetings of these committees, unless the committee meets on the same day as the Board of Directors, in which event no fee is paid. Commensurate remuneration is also paid for service on other committees and for special assignments as the occasion arises. The Company reimburses reasonable out-of-pocket expenses incurred by a director in attending board and committee meetings. Upon election to the Board, each Director receives an option to acquire 10,000 shares of common stock. Annually, each Director receives an option to acquire 1,000 additional shares. All options are granted at market value and have a ten-year term.

Activities of the Board

   The Board of Directors held five meetings during 2000. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member.

   The Board of Directors has three standing committees: Audit, Compensation and Nominating, and Stock Option.

Members of the Audit Committee are Ken C. Tamblyn, Ronald E. Hall and Robert M. Ayres, Jr.(3) The Audit Committee met three times in 2000. Functions of the Audit Committee include recommending to the Board of Directors the independent auditors, approving the estimated fees for such services, reviewing the audit reports and making such recommendations to the Board of Directors concerning the audit reports as may be appropriate, meeting with the independent auditors, financial officers of the Company and other members of management to review the results of audits, and evaluating the adequacy of the internal control system of the Company.
-----------------------
(1) Dr.  Singletary  also  served  as a Director in 1969.
(2) Mr. Tamblyn was elected to the Board of Directors by a vote of the Board to fill the unexpired term of Jack T. Trotter who retired from the Board on February 28, 2001. Mr. Trotter had served on the Board since 1988.
(3) Mr. Trotter served on the Audit Committee until his retirement.

   Members of the Compensation and Nominating Committee are Donald W. Clayton, Otis A. Singletary and Paul W. Murrill. The Compensation and Nominating
Committee met twice in 2000. Functions of the Compensation and Nominating Committee include establishing compensation for the officers of the Company and reviewing all employee benefit programs, including the recommendation of changes in the benefits. Additionally, the Committee is responsible for making nominations to the Board of Directors. The Committee does not consider security holder nominations.

   Members of the Stock Option Committee are Messrs. Ayres, Murrill, Singletary and Tran. Mr. Trotter served on the Committee until his retirement. The Committee administers the 1988, 1997 and 1999 Stock Option Plans. The Committee did not meet formally in 2000.

Compensation and Nominating Committee Report on Executive Compensation

   The following report by the Compensation and Nominating Committee to the Board of Directors discusses the factors the Compensation and Nominating Committee considers when determining the salary and bonus of the Chief Executive Officer and other executive officers.

To the Board of Directors:

   As members of the Compensation and Nominating Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

   The base salary level of the executive officers is recommended to the Compensation and Nominating Committee by the Chairman of the Board. Factors considered by the Chairman are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. Additionally, the Committee considered a report prepared by a firm of compensation specialists in making its determinations.

   The Committee awarded bonuses to the executive officers after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. The perquisites and other benefits received are reported in the Summary Compensation Table and are provided primarily pursuant to existing employee benefit programs.

   Mr. Clayton is the only member of the Compensation and Nominating Committee who is a current officer and employee of the Company. No other member of the Compensation and Nominating Committee is a former or current officer, nor is an employee of the Company or any of its subsidiaries.

                               Compensation and Nominating Committee

                               Paul W. Murrill
                               Otis A. Singletary
                               Donald W. Clayton

Stock Option Committee Report on Executive Compensation

   The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when evaluating the use of equity-based incentives in compensating the executive officers and key employees of the Company.

To the Board of Directors:

   As members of the Stock Option Committee, it is our duty to administer the Company's stock option plans. The Committee believes that stock options are an important component of executive compensation. Administering the Company's plans includes awarding stock options to executive officers and key employees. The Company has four stock option plans in effect: the Howell Corporation Omnibus Stock Awards and Incentive Plan ("Omnibus Plan"); the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors ("Director Plan"); the Howell Corporation 1997 Nonqualified Stock Option Plan ("1997 Plan"); and the Howell Corporation 1988 Stock Option Plan ("1988 Plan"). At December 31, 2000, 352,575 options were outstanding with 206,050 options available for grant under the Omnibus Plan. The 1997 Plan had 18,800 options outstanding and the 1988 Plan had 333,526 options outstanding. No further options may be granted under the 1997 Plan or the 1988 Plan.

   The Committee believes that stock options are important in retaining executives and motivating them to improve stock market performance. The number of options granted to each executive officer was determined by considering position, potential performance and functional responsibilities.

                               Stock Option Committee

                               Robert M. Ayres, Jr.
                               Paul W. Murrill
                               Otis A. Singletary
                               Khoi V. Tran
                               Jack T. Trotter

Compensation of Executive Officers

   Messrs. Donald W. Clayton, Richard K. Hebert, Robert T. Moffett, Allyn R. Skelton, II, and John E. Brewster, Jr. constituted the executive officers of the Company at the end of 2000. Mr. Clayton, Mr. Hebert and Mr. Brewster became executive officers on May 14, 1997. Mr. Moffett became an executive officer on October 30, 1995. Mr. Skelton became an executive officer on May 18, 1999. The following table summarizes the compensation paid by the Company, for the three fiscal years ended December 31, 2000, to each of the named executive officers. During the period covered by the table, the Company had no long-term incentive plans or pension plans.

                                                        Summary Compensation Table
                                         Annual Compensation              Long-term Compensation
                                   ------------------------------  -------------------------------------
                                                       Other       Restricted   Securities      All
                                                       Annual         Stock      Underlying     Other
Name & Principal Position  Year    Salary   Bonus  Compensation(1)    Awards      Options    Compensation
                                     ($)     ($)        ($)            ($)          (#)          ($)
Donald W. Clayton          2000    225,000 110,000     6,000        139,063(2)     44,000      15,300(3)
Chairman and               1999    200,000  60,000     6,000              -             -       9,600
Chief Executive Officer    1998    200,000       -     6,000              -             -       4,667

Richard K. Hebert          2000    225,000 110,000     6,000        139,063(4)     44,000      15,888(5)
President and              1999    200,000  60,000     6,000              -             -      10,248
Chief Operating Officer    1998    200,000     -       6,000              -             -       5,315

Robert T. Moffett          2000    165,000 100,000     6,000              -         8,000      15,438(6)
Vice President,            1999    150,000  70,000     6,000              -        15,000       9,648
General Counsel and        1998    150,000       -     6,000              -         4,000      10,257
Secretary

Allyn R. Skelton, II       2000    160,000 100,000     6,000              -         8,000      14,988(7)
Vice President and         1999     93,182  40,000     3,730              -        15,000       5,628
Chief Financial Officer    1998          -       -         -              -             -           -

John E. Brewster, Jr.      2000    150,000  60,000         -              -         8,000      14,088(8)
Vice President, Corporate  1999    130,000  65,000         -              -        15,000       8,448
Development & Planning     1998    130,000       -         -              -         4,000       3,681

---------
(1)  Other annual compensation is auto allowance.


(2) Mr. Clayton has 25,000 restricted shares of common stock valued at $307,813 on December 31, 2000. Dividends are paid on these restricted shares.


(3) Represents Company contributions to a 401(k) plan.


(4) Mr. Hebert has 25,000 restricted shares of common stock valued at $307,813 on December 31, 2000. Dividends are paid on these restricted shares.


(5) Represents Company contributions of $15,300 to a 401(k) plan and $588 for premiums for term life insurance.


(6) Represents Company contributions of $14,850 to a 401(k) plan and $588 for premiums for term life insurance.


(7) Represents Company contributions of $14,400 to a 401(k) plan and $588 for premiums for term life insurance.


(8) Represents Company contributions of $13,500 to a 401(k) plan and $588 for premiums for term life insurance.

Compensation Pursuant to Plans

   The Stock Option Committee continues to administer the 1988 Plan, a stock option plan for its executive officers, directors and key employees. Under this plan the Stock Option Committee could grant options to eligible employees and, subject to certain limitations, members of the Board of Directors. As of December 31, 2000, options with respect to 333,526 shares of Common Stock were outstanding. No additional options may be granted under this Plan.

   The 1997 Plan, which expires in 2007, is administered by the Stock Option Committee for the Company's executive officers, directors and key employees. Under this plan the Company may grant nonqualified options to eligible employees and members of the Board of Directors. As of December 31, 2000, options with respect to 18,800 shares of Common Stock were outstanding. No additional options may be granted under this Plan.

   The Stock Option Committee also administers the Omnibus Plan. The Omnibus Plan allows the Company to grant stock options and other forms of incentives, including stock appreciation rights, performance awards and restricted stock awards, to the Company's executives and key employees. As of December 31, 2000, options with respect to 352,575 shares of Common Stock were outstanding and 206,050 additional shares were reserved for issuance under this plan.

   The following table sets forth the options granted to the individuals named in the Summary Compensation Table during the last fiscal year.

                        Option Grants in Last Fiscal Year

                               Individual Grants(1)
                ----------------------------------------------
                         Number of   % of Total
                         Securities   Options                               Potential Realizable
                         Underlying  Granted to   Exercise                 value at Assumed Annual
                          Options    Employees     Price     Expiration     Rates of Stock Price
         Name             Granted     in Year    Per Share      Date     Appreciation for Option Term
 ---------------------  ----------   ----------  ---------   ----------  ----------------------------
                           (#)          (%)      ($/Share)                      5%         10%
                                                                               --         ---
 Donald W. Clayton       44,000         23        $5.5625     01/02/10       $153,922   $390,068

 Richard K. Hebert       44,000         23        $5.5625     01/02/10       $153,922   $390,068

 Robert T. Moffett        8,000          4        $5.5625     01/02/10       $27,986    $70,922

 Allyn R. Skelton, II     8,000          4        $5.5625     01/02/10       $27,986    $70,922

 John E. Brewster, Jr.    8,000          4        $5.5625     01/02/10       $27,986    $70,922

-------------
(1)Options become exercisable in increments of 25% of the shares covered by the grant after the lapse of successive one-year periods. Each option has a ten-year term, but in case of termination of employment, otherwise exercisable options expire after six months.

   The table below shows the number of shares of Common Stock issued upon the exercise of options by the executive officers in 2000, the value received upon exercise of those options, the number of exercisable and unexercisable options at December 31, 2000, and the value of exercisable and unexercisable options with an option price of less than $12.3125 per share, which was the market value of the Company's common stock on December 31, 2000.


                    Aggregated Option Exercises in Last Fiscal Year
                          and Fiscal Year-end Option Values

                                                            Number of           Dollar
                                                           Securities          Value of
                                                           Underlying         Unexercised
                                                           Unexercised        In-the-Money
                                                         Options at Fiscal  Options at Fiscal
                                                            Year End            Year End
                     Shares Acquired     Value            Exercisable/        Exercisable/
       Name           on Exercise       Realized          Unexercisable       Unexercisable
       ----           -----------       --------          -------------       -------------
                          (#)             ($)                  (#)                 ($)
Donald W. Clayton          -               -                0/44,000            0/297,000

Richard K. Hebert          -               -                0/44,000            0/297,000

Robert T. Moffett          -               -             35,610/23,670         59,603/168,609

Allyn R. Skelton, II       -               -              3,750/19,250         30,703/146,109

John E. Brewster, Jr.      -               -             16,100/24,700         38,203/168,609



Compensation Committee Interlocks and Insider Participation

   The Compensation and Nominating Committee of the Company's Board of Directors is composed of the following: Otis A. Singletary and Paul W. Murrill, neither of whom is an employee of the Company; and Donald W. Clayton who is the Chairman of the Company.

Audit Committee Report

   The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

    Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

    Monitor the independence and performance of the Company's independent auditors.

    Provide  an  avenue  of  communication   among  the  independent   auditors,
    management, and the Board of Directors.

   The Audit Committee is composed of three independent directors and operates under a written charter adopted by the Board of Directors (attached as Exhibit A to this Proxy Statement).

   The Audit Committee reviewed, and discussed with management and the independent auditors, the audited financial statements as of and for the year ended December 31, 2000. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

   The Audit Committee also discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   In  reliance  on the reviews  and  discussions  referred to above,  the Audit
Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder ratification, the selection of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2001.

                               Audit Committee

                               Jack T. Trotter, Chairman
                               Robert M. Ayres, Jr.
                               Ronald E. Hall

Performance Graph

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Industrial Average and a peer group average for the period of five years commencing December, 31, 1995 and ended December 31, 2000. The peer group average is the Dow Jones Energy Sector Oil Secondary Group Average, which consists of smaller oil companies who do the bulk of their business domestically. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.

                 Composite of Five Year Cumulative Total Return*
  Howell Corporation Common, Peer Group Average & Dow Jones Industrial Average
            The data points on the performance graph are as follows.

                               1995     1996     1997     1998     1999    2000
                               ----     ----     ----     ----     ----    ----

Howell Corporation           100.00%  103.77%  123.06%   14.95%   43.27%   94.33%
Peer Group                   100.00%  126.68%  126.30%   86.65%  100.00%  159.71%
Dow Jones Industrial Average 100.00%  122.02%  160.84%  200.88%  246.53%  223.68%

*Assumes that the value of the investment in Howell Corporation and each indices was $100 on December 31, 1995 and that all dividends were reinvested.

Security Ownership of Management and Certain Beneficial Owners

   The following table sets forth, as of February 1, 2001, the shares of Common Stock beneficially owned by (i) any person who, to the knowledge of the Company, beneficially owns more than 5% of such stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities of the Company currently outstanding. Unless otherwise indicated, each holder in the table below has sole voting and dispositive power with respect to the shares of Common Stock owned by such holder.

                                          Amount and Nature
  Name and Address                          of Beneficial      Percent
of Beneficial Owner                           Ownership       of Class
-------------------                           ---------       --------

Paul N. Howell............................. 1,244,255(1)        22.1
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Donald W. Clayton..........................   321,030(2)         5.8
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Richard K. Hebert..........................   184,103(3)         3.3
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert T. Moffett..........................    53,925(4)           *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Allyn R. Skelton, II.......................    11,139              *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

John E. Brewster, Jr.......................    37,275(5)           *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert M. Ayres, Jr........................   225,396(6)         4.1
5705 Scout Island Cove
Austin, TX  78731

Ronald E. Hall.............................    75,650(7)         1.4
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Paul W. Murrill............................    11,250(8)           *
206 Sunset Blvd.
Baton Rouge, LA  70808

Otis A. Singletary.........................    21,150(9)           *
780 Chinoe Road
Lexington, KY  40502

Ken C. Tamblyn.............................         -              *
1410 East Cherry Court
Folson, LA  70437

                                             (table continues on following page)

  Name and Address                          of Beneficial      Percent
of Beneficial Owner                           Ownership       of Class
-------------------                           ---------       --------

Khoi V. Tran...............................     2,000              *
10718 Sagetrail
Houston, TX  77089

All directors and executive officers as a
group (12 persons)......................... 2,187,173(10)       37.7

Dimensional Fund Advisors Inc..............   479,600(11)        8.7
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Ingalls & Snyder LLC.......................   573,725(12)       10.1
61 Broadway
New York, NY  10006

Fidelity Management & Research Company.....   528,500(13)        9.6
82 Devonshire Street
Boston, MA  02109

Bradley N. Howell..........................   307,505(14)        5.6
Lodestar Logistics Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

*Less than 1%.
--------
(1) Includes 95,950 shares which Mr. Paul N. Howell has the right to acquire within 60 days pursuant to certain options and 44,500 shares which are owned by the Howell Foundation, as to which Mr. Howell shares voting and dispositive power.

(2) Includes 25,000 restricted shares which Mr. Clayton has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Includes 9,090 shares of common stock which Mr. Clayton has the right to receive within 60 days should he elect to convert the 3,000 shares of Series A Preferred Stock held by him. Also includes 11,000 shares which Mr. Clayton has the right to acquire within 60 days pursuant to certain options.

(3) Includes 25,000 restricted shares which Mr. Hebert has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares. Also includes 11,000 shares which Mr. Hebert has the right to acquire within 60 days pursuant to certain options.

(4) Includes 50,130 shares which Mr. Moffett has the right to acquire within 60 days pursuant to certain options.

(5) Includes 400 shares held by Mr. Brewster as custodian for his children, as to which he exercises both voting and dispositive power; 22,850 shares which he has the right to acquire within 60 days pursuant to certain options; and 3,030 shares of common stock which Mr. Brewster has the right to receive within 60 days should he elect to convert the 1,000 shares of Series A Preferred Stock held by him.

(6) Includes 5,250 shares owned by the Shield-Ayres Foundation, as to which Mr. Ayres disclaims both voting and dispositive power, and 12,490 shares held by Mr. Ayres' wife, as to which he disclaims both voting and dispositive power. Includes 3,030 shares of common stock which Mr. Ayres has the right to receive within 60 days should he elect to convert the 1,000 shares of Series A Preferred Stock held by him. Also includes 10,250 shares which Mr. Ayres has the right to acquire within 60 days pursuant to certain options.

(7) Includes 50,250 shares which Mr. Hall has the right to acquire within 60 days pursuant to certain options.

(8) Includes 10,250 shares which Dr. Murrill has the right to acquire within 60 days pursuant to certain options.

(9) Includes 600 shares held by Dr. and Mrs. Singletary, as to which Dr. Singletary shares voting and dispositive power, and 300 shares held by Dr. Singletary as custodian for minor children, as to which he exercises both voting and dispositive power. Also includes 250 shares which Dr. Singletary has the right to acquire within 60 days pursuant to certain options.

(10)Includes 273,740 shares which the Company's directors and executive officers have the right to acquire within 60 days pursuant to the exercise of certain options and the conversion of shares of Series A Preferred Stock.

(11)Dimensional Fund Advisors Inc. ("DFA"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment adviser or manager, DFA possesses voting and/or investment power over 479,600 shares of Common Stock that are owned by the accounts it manages or advises. DFA disclaims beneficial ownership of all such shares.

(12)Includes 178,575 shares of Common Stock which Ingalls & Snyder LLC has the right to receive within 60 days should it elect to convert the 58,930 shares of Series A Preferred Stock held by it. Ingalls & Snyder LLC is registered as a broker or dealer with the commission. Based on Amendment No. 17 to
    Schedule 13G filed with the Commission, Ingalls & Snyder LLC has sole voting and dispositive power with respect to 147,000 of the shares of Common Stock owned beneficially.

(13)Fidelity Management & Research Company is the beneficial owner of 528,500 shares as a result of acting as a registered investment advisor to various investment companies.

(14)Of these, 33,399 shares are held by Bradley N. Howell as custodian for minor children, as to which he exercises sole voting and dispositive power, 142,147 shares are held in trust for minor children and for himself, as to which he shares voting and dispositive power, and 14,273 shares are held by Bradley N. Howell's wife, as to which he disclaims both voting and dispositive power.


Certain Transactions

   Mr. Paul N. Howell and Mr. Ronald E. Hall receive annual consulting fees of $60,000 and $32,000, respectively. Mr. Hall also receives a yearly auto allowance of $6,000. The Board of Directors reviews these arrangements on an annual basis.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended December 31, 2000.

Item 2.  Ratification of Appointment of Independent Auditors

   Deloitte & Touche LLP has been appointed by the Board of Directors as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2001. This appointment is being presented to the shareholders for ratification. Deloitte & Touche LLP served the Company as independent auditors for the fiscal year ended December 31, 2000. Although the Company is not required to obtain shareholder ratification of the appointment of the independent auditors for the Company for the fiscal year ended December 31, 2001, the Company has elected to do so.

   Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. While they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders and will be free to make a statement if they so desire.

   In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

Audit Fees

   Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") billed the Company $127,000 for professional services rendered for the audit of its annual financial statements for the year ended December 31, 2000, and for the reviews of the financial statements included in the Company's Forms 10-Q for that year.

Financial Information Systems Design and Implementation Fees

   The Company did not engage Deloitte to render any services in conjunction with information systems design and implementation during the prior fiscal year.

All Other Fees

   The aggregate fees billed for services rendered by Deloitte, other than the services described above, for the year ended December 31, 2000, totaled $16,144.

   The Audit Committee of the Board of Directors has considered whether the provision by Deloitte of the non-audit services disclosed above, is compatible with maintaining their independence.

   The Board of Directors of the Company has unanimously approved Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ended December 31, 2001, and recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for such fiscal year.

Shareholders' Proposals for 2002 Annual Meeting

   In order for proposals submitted by shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, to be included in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than November 21, 2001. A Stockholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive office no later than February 7, 2002. All such proposals must be in conformity with all applicable legal provisions.

Other Business

   The Board of Directors of the Company does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the recommendation of the Board of Directors.

                                   By Order of the Board of Directors,



                                   /s/ DONALD W. CLAYTON
                                   DONALD W. CLAYTON
                                   Chairman of the Board

Houston, Texas
March 21, 2001

                                    EXHIBIT A

                               Howell Corporation
                         Charter of the Audit Committee
                            of the Board of Directors

I.  Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

       Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

       Monitor the independence and performance of the Company's independent auditors.

       Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. Audit Committee Composition and Meetings

    Audit Committee members shall meet the requirements of the New York Stock Exchange as well as the National Association of Securities Dealers. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.(1)

    Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed.(2) In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.Audit Committee Responsibilities and Duties

    Review Procedures

    1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

    2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments.

    3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

    4. Review with financial management and the independent auditors the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 8).(3) The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

   Independent Auditors

    5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    6. Approve the fees and other significant compensation to be paid to the independent auditors.

    7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

    8. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.(4)

    9. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

   10. Discuss with the independent auditors the clarity of the financial disclosure practices used or proposed by the Company.

   11. Inquire as to the independent auditors' views about whether management's choices of accounting principles appear reasonable from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

   Legal Compliance

   12. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

   Other Audit Committee Responsibilities

   13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.(5)

   14. Maintain minutes of meetings and periodically report to the Board of Directors as deemed necessary.

   15. Minutes from Committee meetings shall be distributed to each board member prior to the subsequent Board of Directors meeting.

                     Approved and Adopted by the Board of Directors
                                                     April 26, 2000


----------------
(1)For NYSE, one member must have accounting or related financial management expertise. For NASD / AMEX, one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

(2)The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

(3)If matters are identified during the interim review which would need to be communicated under SAS 61, the auditor must communicate them to the audit committee or be satisfied that they have been communicated to the audit committee by management. Therefore, quarterly communications may not be required.

(4)Statement of Auditing Standards (SAS) No. 61 requires that auditors discuss certain matters with audit committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:

     The  auditor's  responsibility under  Generally Accepted Auditing Standards
     (GAAS);

     Significant  accounting  policies;   Management  judgments  and  accounting
     estimates; Significant audit adjustments; Other information in documents containing audited financial statements;

     Disagreements   with   management   -   including   accounting
     principles, scope of audit, disclosures;

     Consultation with other accountants by management; Major issues discussed with management prior to retention; and Difficulties encountered in performing the audit.

(5)The SEC requires that the Audit Committee issue a report to shareholders stating whether they have:

     Reviewed and discussed the audited  financial  statements with  management;

     Discussed with the independent auditors the matters required to be discussed by SAS 61; and

     Received certain disclosures from the auditors regarding their independence as required by the ISB and then include a statement if based on this review if the audit committee recommended to the board to include the audited financial statements in the annual report filed with the SEC.

                        COMMON SHAREHOLDER'S PROXY

                            HOWELL CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul N. Howell and Otis A. Singletary, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse all shares of Common Stock of Howell Corporation ("Company") held of record by the undersigned on February 28, 2001, at the Annual Meeting of Shareholders to be held on April 25, 2001, or any adjournments thereof.

                   (Continued and to be signed on other side)

A [X]  Please mark your
       votes as in this
       example.


(1) ELECTION OF THREE CLASS I DIRECTORS:      WITHHOLD AUTHORITY to vote for all
    FOR all nominees listed below  |_|        nominees listed below |_|

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

    Paul N. Howell         Donald W. Clayton           Richard K. Hebert

(2) PROPOSAL TO RATIFY THE APPOINTMENT of Deloitte & Touche LLP as independent auditors for the Company:

    FOR |_|           AGAINST |_|          ABSTAIN |_|

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2 above.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature________________________________________


Signature________________________________________
               Signature, if held jointly

DATE:  ____________________, 2001


Note:Please sign exactly as name appears  hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.